UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2024

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated January 15, 2024, that was filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2024 (the “Initial Form 8-K”) by Cornerstone Building Brands, Inc. (the “Company”) concerning the decision of the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company to engage Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for its fiscal year ending December 31, 2024 following the completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2023 by Grant Thornton LLP (“Grant Thornton”) and the issuance of Grant Thornton’s reports thereon.

Item 4.01. Changes in Registrant’s Certifying Accountant

As previously reported in the Initial Form 8-K, on January 15, 2024, the Audit Committee selected Deloitte as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. Grant Thornton continued as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. On February 23, 2024, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the SEC, Grant Thornton completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Grant Thornton as its independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements terminated as of that date.

Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 (“fiscal year 2023”) and December 31, 2022 (“fiscal year 2022”) did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During fiscal year 2023 and fiscal year 2022, and in the subsequent interim period through February 23, 2024, the effective date of Grant Thornton’s dismissal, (i) there were no disagreements with Grant Thornton (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in its reports; and (ii) there were no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Company provided Grant Thornton with a copy of the foregoing disclosures and requested that Grant Thornton provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of Grant Thornton’s letter dated February 23, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

During fiscal year 2023 and fiscal year 2022, and in the subsequent interim period through February 23, 2024, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP, dated February 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: February 23, 2024